UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer IdentificationNo.

001-38515	Evergy, Inc.	82-2733395

(a Missouri corporation)

1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200 Address

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 20, 2021, Evergy Missouri West, Inc. (“Evergy Missouri West”), a Delaware corporation and wholly-owned subsidiary of Evergy, Inc. (“Evergy”), consummated the issuance and sale of (i) $350,000,000 2.86% Series A Senior Notes due April 20, 2031, (ii) $75,000,000 3.01% Series B Senior Notes due April 20, 2033 and (iii) $75,000,000 3.21% Series C Senior Notes due April 20, 2036 (collectively, the “2021 Notes”), pursuant to a Note Purchase Agreement, dated April 20, 2021 (the “Note Purchase Agreement”), among Evergy Missouri West, Evergy and the purchasers party thereto. The 2021 Notes were issued pursuant to an exemption to registration under Section 4(a)(2) the Securities Act of 1933, as amended.

In connection with the issuance and sale of the 2021 Notes and pursuant to the Note Purchase Agreement, Evergy entered into a Guaranty Agreement, dated April 20, 2021, for the unconditional guaranty of the 2021 Notes. Additionally as required by the applicable note purchase agreements for the 2013 Notes (as defined below) and the 2019 Notes (as defined below), Evergy entered into Guaranty Agreements, each dated April 20, 2021, for the unconditional guaranty of the following notes of Evergy Missouri West: (a) (i) $36,000,000 aggregate principal amount of 3.49% Senior Notes, Series A, due August 15, 2025, (ii) $60,000,000 aggregate principal amount of 4.06% Senior Notes, Series B, due August 15, 2033 and (iii) $150,000,000 aggregate principal amount of 4.74% Senior Notes, Series C, due August 15, 2043 issued pursuant to the Note Purchase Agreement dated August 16, 2013 (collectively, the “2013 Notes”) and (b) $100,000,000 aggregate principal amount of 3.74% Senior Notes due March 1, 2022 issued pursuant to the Note Purchase Agreement dated February 12, 2019 (the “2019 Notes”; and together with the 2021 Notes and the 2013 Notes, the “Notes”).

In connection with the issuance and sale of the 2021 Notes and Evergy’s guaranty of the Notes, Evergy Missouri West and Evergy entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form 8-K and filed as exhibits hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Note Purchase Agreement, dated April 20, 2021, among Evergy Missouri West, Evergy and the purchasers party thereto.

Exhibit 10.1	Guaranty Agreement, dated April 20, 2021, issued by Evergy in favor of the holders of the 2021 Notes.

Exhibit 10.2	Guaranty Agreement, dated April 20, 2021, issued by Evergy in favor of the holders of the 2013 Notes.

Exhibit 10.3	Guaranty Agreement, dated April 20, 2021, issued by Evergy in favor of the holders of the 2019 Notes.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Date: April 20, 2021